Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Our pro forma condensed consolidated balance sheet as of March 31, 2013 has been prepared as if the significant disposition of the investment described in Note 3 had occurred as of March 31, 2013. Our pro forma condensed consolidated statements of operations for the year ended December 31, 2012 and three months ended March 31, 2013 have been prepared based on our historical financial statements as if the significant disposition and significant investments and related financings, described in Notes 2 and 3, had occurred on January 1, 2012. Pro forma adjustments are intended to reflect what the effect would have been had we held our ownership interest as of January 1, 2012 on amounts that have been recorded in the historical condensed consolidated statements of operations. In our opinion, all adjustments necessary to reflect the effects of these investments have been made. The pro forma condensed consolidated financial information should be read in conjunction with the historical condensed consolidated financial statements and notes thereto of our Annual Report on Form 10-K for the year ended December 31, 2012 and our Quarterly Report on Form 10-Q for the three months ended March 31, 2013.

The pro forma information is not necessarily indicative of our financial condition or results of operations had the investments occurred on January 1, 2012, nor are they necessarily indicative of our financial position, cash flows or results of operations of future periods. In addition, the provisional accounting is preliminary and therefore subject to change. Any such changes could have a material effect on the financial statements.

CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

March 31, 2013

(in thousands)

		Pro Forma
		Adjustments
		Long Beach Venture
	Historical	Disposition		Pro Forma
Assets
Investments in real estate:
Hotels, at cost	$269,522	$-		$269,522
Accumulated depreciation	(3,174)	-		(3,174)
Net investments in hotels	266,348	-		266,348
Equity investments in real estate	44,967	(20,196)	A	24,771
Net investments in real estate	311,315	(20,196)		291,119
Cash	47,195	22,640	A	69,835
Due from affiliates	9	-		9
Accounts receivable	1,053	-		1,053
Restricted cash	8,203	-		8,203
Other assets	5,133	-		5,133
Total assets	$372,908	$2,444		$375,352

Liabilities and Equity
Liabilities:
Non-recourse debt	$173,435	$-		$173,435
Accounts payable, accrued expenses and other liabilities	7,685	-		7,685
Due to affiliates	1,944	-		1,944
Distributions payable	2,429	-		2,429
Total liabilities	185,493	-		185,493
Commitments and contingencies

Equity:
CWI stockholders’ equity:
Common stock	23	-		23
Additional paid-in capital	206,075	-		206,075
Distributions in excess of accumulated losses	(18,538)	2,444	A	(16,094)
Accumulated other comprehensive loss	(414)	-		(414)
Less, treasury stock at cost	(338)	-		(338)
Total CWI stockholders’ equity	186,808	2,444		189,252
Noncontrolling interests	607	-		607
Total equity	187,415	2,444		189,859
Total liabilities and equity	$372,908	$2,444		$375,352

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

For the Year Ended December 31, 2012

(in thousands except share and per share amounts)

		Pro Forma Adjustments
						Long Beach		Weighted
		2012		2013		Venture		Average
	Historical	Acquisitions		Acquisitions		Disposition		Shares		Pro Forma
Hotel Revenues
Rooms	$8,906	$18,401	B	$27,011	B	$-				$54,318
Food and beverage	2,671	3,295	B	891	B	-				6,857
Other hotel income	1,395	2,245	B	931	B	-				4,571
Total Hotel Revenues	12,972	23,941		28,833		-				65,746
Other real estate income	64	-		-		-				64
Total Revenues	13,036	23,941		28,833		-				65,810
Operating Expenses
Hotel Expenses
Rooms	2,508	3,732	C	5,551	C	-				11,791
Food and beverage	2,160	2,942	C	822	C	-				5,924
Other hotel operating expenses	817	810	C	312	C	-				1,939
General and administrative	1,269	2,339	C	2,599	C	-				6,207
Sales and marketing	1,191	2,593	C	4,142	C	-				7,926
Repairs and maintenance	679	963	C	1,285	C	-				2,927
Utilities	635	807	C	1,139	C	-				2,581
Management fees	199	749	C	792	C	-				1,740
Property taxes, insurance and rent	676	1,038	C	1,157	C	-				2,871
Depreciation and amortization	1,392	3,558	C	4,382	C	-				9,332
Total Hotel Expenses	11,526	19,531		22,181		-				53,238
Other Operating Expenses
Acquisition-related expenses	5,549	(5,143)	D	(97)	D	-				309
Management expenses	689	-		-		-				689
Corporate general and administrative expenses	2,475	-		-		-				2,475
Asset management fees to affiliate	601	680	E	669	E	(210)	E			1,740
Total Other Operating Expenses	9,314	(4,463)		572		(210)				5,213
Operating (Loss) Income	(7,804)	8,873		6,080		210				7,359
Other Income and (Expenses)
Net income (loss) from equity investments in real estate	1,611	(840)	F	-		(1,812)	F			(1,041)
Other income	85	-		-		-				85
Bargain purchase gain	3,809	(3,809)	G	-		-				-
Interest expense	(1,199)	(3,090)	H	(3,580)	H	-				(7,869)
	4,306	(7,739)		(3,580)		(1,812)				(8,825)
Loss from Operations Before Income Taxes	(3,498)	1,134		2,500		(1,602)				(1,466)
Provision for income taxes	(344)	(101)	I	(449)	I	-				(894)
Net Loss	(3,842)	1,033		2,051		(1,602)				(2,360)
Loss (income) attributable to noncontrolling interests	1,119	(259)	J	-		-				860
Net Loss attributable to CWI Stockholders	$(2,723)	$774		$2,051		$(1,602)				$(1,500)
Basic and diluted net loss per share	$(0.29)									$(0.07)
Basic and Diluted Weighted Average Shares Outstanding	9,323,705							11,986,025	K	21,309,730

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

For the Three Months Ended March 31, 2013

(in thousands except share and per share amounts)

		Pro Forma Adjustments
				Long Beach		Weighted
		2013		Venture		Average
	Historical	Acquisitions		Disposition		Shares		Pro Forma
Hotel Revenues
Rooms	$9,101	$3,925	B	$-				$13,026
Food and beverage	1,324	170	B	-				1,494
Other hotel income	874	209	B	-				1,083
Total Hotel Revenues	11,299	4,304		-				15,603
Other real estate income	-	-		-				-
Total Revenues	11,299	4,304		-				15,603
Operating Expenses
Hotel Expenses
Rooms	2,210	822	C	-				3,032
Food and beverage	1,109	95	C	-				1,204
Other hotel operating expenses	440	78	C	-				518
General and administrative	1,046	402	C	-				1,448
Sales and marketing	1,306	497	C	-				1,803
Repairs and maintenance	495	185	C	-				680
Utilities	417	175	C	-				592
Management fees	263	97	C	-				360
Property taxes, insurance and rent	665	228	C	-				893
Depreciation and amortization	1,786	654	C	-				2,440
Total Hotel Expenses	9,737	3,233		-				12,970
Other Operating Expenses
Acquisition-related expenses	5,392	(5,392)	D	-				-
Management expenses	247	-		-				247
Corporate general and administrative expenses	970	-		-				970
Asset management fees to affiliate	390	93	E	(53)	E			430
Total Other Operating Expenses	6,999	(5,299)		(53)				1,647
Operating (Loss) Income	(5,437)	6,370		53				986
Other (Expenses) and Income
Net income from equity investments in real estate	132	-		(50)	F			82
Interest expense	(1,501)	(546)	H	-				(2,047)
	(1,369)	(546)		(50)				(1,965)
Loss from Operations Before Incomes Taxes	(6,806)	5,824		3				(979)
Provision for income taxes	(47)	(72)	I	-				(119)
Net Loss	(6,853)	5,752		3				(1,098)
Income attributable to noncontrolling interests	(90)	-		-				(90)
Net Loss attributable to CWI Stockholders	$(6,943)	$5,752		$3				$(1,188)
Basic and diluted net loss per share	$(0.35)							$(0.05)
Basic and Diluted Weighted Average Shares Outstanding	19,785,583					3,127,764	K	22,913,347

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

CAREY WATERMARK INVESTORS INCORPORATED

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Note 1. Basis of Presentation

The pro forma condensed consolidated statement of operations for the year ended December 31, 2012 was derived from the historical audited consolidated financial statements as of and for the year ended December 31, 2012, included in our Annual Report on Form 10-K for the year ended December 31, 2012. The pro forma condensed consolidated balance sheet as of March 31, 2013 and the pro forma condensed consolidated statement of operations for the three months ended March 31, 2013 were derived from the unaudited consolidated financial statements included in our Quarterly Report on Form 10-Q for the three months ended March 31, 2013.

Note 2. Historical Acquisitions

2012 Acquisitions

On May 31, 2012, June 8, 2012, July 9, 2012 and December 6, 2012, we acquired controlling interests in four hotels: Hampton Inn Boston Braintree, Hilton Garden Inn New Orleans French Quarter/CBD, Lake Arrowhead Resort and Spa, and Courtyard San Diego Mission Valley, respectively. Additionally, on October 3, 2012, we entered into the Westin Atlanta Venture, which we account for under the equity method of accounting (collectively, our “2012 Acquisitions”).

Our 2012 Acquisitions are reflected in the historical condensed consolidated statement of operations for the duration of the three months ended March 31, 2013 and for a portion of the year ended December 31, 2012, reflecting their results of operations from their respective dates of acquisition through December 31, 2012. We made pro forma adjustments (Note 3, adjustments B through K) to reflect the impact on our results of operations had these acquisitions been made on January 1, 2012.

2013 Acquisitions

On February 14, 2013 and March 12, 2013, we acquired controlling interests in the Hilton Southeast Portfolio, which is comprised of five select-service hotels, and the Courtyard Pittsburgh Shadyside (collectively, our “2013 Acquisitions”), respectively. All of our 2012 and 2013 acquisitions are reflected in our historical condensed consolidated balance sheet at March 31, 2013 and, therefore, no pro forma adjustments to the historical condensed consolidated balance sheet as of March 31, 2013 were required.

Our 2013 Acquisitions are reflected in the historical condensed consolidated statement of operations for a portion of the three months ended March 31, 2013, reflecting their results of operations from their respective dates of acquisition through March 31, 2013. We made pro forma adjustments (Note 3, adjustments B through K) to reflect the impact on our results of operations had these acquisitions been made on January 1, 2012.

Other 2013 Acquisitions

On May 29, 2013, June 6, 2013 and July 10, 2013 we acquired controlling interests in Hutton Hotel, Holiday Inn Manhattan 6th Avenue and the Fairmont Sonoma Mission Inn & Spa, respectively. Given the timing of these acquisitions, it was not feasible to include pro forma financial information for these investments in this filing.

Note 3. Pro Forma Adjustments

A.  Long Beach Venture Disposition

On July 17, 2013, we sold our 49% joint venture interest, comprising our share of all the assets and liabilities of the venture, in Long Beach Hotel Properties, LLC (the “Long Beach Venture”) to Ensemble Hotel Partners, LLC, our joint venture partner, for $22.6 million. We made an adjustment to reflect a pro forma gain on sale of approximately $2.4 million. The venture owned two hotels, the Hotel Maya, a Doubletree by Hilton; and the Residence Inn Long Beach Downtown.

B.  Hotel Revenue

The pro forma adjustments related to our 2012 Acquisitions for the year ended December 31, 2012 represent the historical incremental revenues recognized by each property prior to our acquisition from January 1, 2012 to their respective acquisition dates.

Notes to Pro Forma Condensed Consolidated Financial Statements

The pro forma adjustments related to our 2013 Acquisitions for the three months ended March 31, 2013 represent the historical incremental revenues recognized by each property prior to our acquisition from January 1, 2013 to their respective acquisition dates.

(Dollars in thousands)

	Year Ended December 31, 2012
	2012	2013
	Acquisitions	Acquisitions
Rooms	$18,401	$27,011
Food and beverage	3,295	891
Other hotel income	2,245	931
	$23,941	$28,833

(Dollars in thousands)

Three Months Ended
March 31, 2013
2013
Acquisitions
Rooms	$3,925
Food and beverage	170
Other hotel income	209
$4,304

C.  Hotel Expenses

Pro forma adjustments for hotel expenses are derived from the historical financial statements of each of our investments except for those related to depreciation and amortization, sales and marketing and management fees. Pro forma adjustments reflect depreciation and amortization, of the acquired assets at fair value on a straight-line basis using an estimated useful life not to exceed 40 years for building and building improvements, one to eleven years for furniture, fixtures and equipment and one to 15 years for intangible assets. Pro forma adjustments for sales and marketing and management fees reflect expenses resulting from franchise and management agreements entered into upon acquisition. The pro forma adjustments related to our 2012 Acquisitions for the year ended December 31, 2012 represent the historical incremental expenses recognized by each property prior to our acquisition from January 1, 2012 to their respective acquisition dates. The pro forma adjustments related to our 2013 Acquisitions for the three months ended March 31, 2013 represent the historical incremental expenses recognized by each property prior to our acquisition from January 1, 2013 to their respective acquisition dates.

(Dollars in thousands)

	Year Ended December 31, 2012
	2012	2013
	Acquisitions	Acquisitions
Rooms	$3,732	$5,551
Food and beverage	2,942	822
Other hotel operating expenses	810	312
General and administrative	2,339	2,599
Sales and marketing	2,593	4,142
Repairs and maintenance	963	1,285
Utilities	807	1,139
Management fees	749	792
Property taxes, insurance and rent	1,038	1,157
Depreciation and amortization	3,558	4,382
	$19,531	$22,181

Notes to Pro Forma Condensed Consolidated Financial Statements

(Dollars in thousands)

Three Months Ended
March 31, 2013
2013
Acquisitions
Rooms	$822
Food and beverage	95
Other hotel operating expenses	78
General and administrative	402
Sales and marketing	497
Repairs and maintenance	185
Utilities	175
Management fees	97
Property taxes, insurance and rent	228
Depreciation and amortization	654
$3,233

D.  Acquisition-Related Expenses

Acquisition costs related to our 2012 Acquisitions, aggregating $5.1 million, are reflected in the historical condensed consolidated statement of operations for the year ended December 31, 2012. We have reflected a pro forma adjustment to exclude the total in our pro forma condensed consolidated statement of operations.

Acquisition costs related to our 2013 Acquisitions, aggregating $0.1 million and $5.4 million are reflected in the historical condensed consolidated statement of operations for the year ended December 31, 2012 and the three months ended March 31, 2013, respectively. We have reflected a pro forma adjustment to exclude the total in our pro forma condensed consolidated statement of operations.

E.  Asset Management Fees

We pay our advisor an annual asset management fee equal to 0.50% of the aggregate average monthly market value of our investments. Pro forma adjustments for such fees are reflected in the accompanying pro forma condensed consolidated statement of operations in order to reflect what the fee would have been had the 2012 Acquisitions, 2013 Acquisitions and the Long Beach Venture Disposition been made on January 1, 2012. The following pro forma adjustment for the year ended December 31, 2012 and the three months ended March 31, 2013 represent incremental asset management fees that would have been incurred in addition to asset management fees presented in the historical financial statements (in thousands):

Year Ended
December 31, 2012
2012 Acquisitions	$680
2013 Acquisitions	669
Long Beach Venture Disposition	(210)
$1,139

Three Months Ended
March 31, 2013
2013 Acquisitions	$93
Long Beach Venture Disposition	(53)
$40

F.  Income from Equity Investments in Real Estate

Earnings for our equity method investments are recognized in accordance with each respective investment agreement and are based upon the allocation of the investment’s net assets at book value as if the investment were hypothetically liquidated at the end of each reporting period. Under the conventional approach to accounting for equity investments, an investor applies its percentage

Notes to Pro Forma Condensed Consolidated Financial Statements

ownership interest to the venture’s net income to determine the investor’s share of the earnings or losses of the venture. This approach is not applicable if the venture’s capital structure gives different rights and priorities to its investors as it is difficult to describe an investor’s interest in a venture simply as a specified percentage. As we have priority return on our investments, we follow the hypothetical liquidation at book value method in determining our share of the ventures’ earnings or losses for the reporting period as this method better reflects our claim on the ventures’ book value at the end of each reporting period. Due to our preferred interests, we are not responsible and will not reflect losses to the extent our partners continue to have equity in the investments.

2012 Acquisitions

Based on the hypothetical liquidation at book value method, our pro forma equity in loss in the Westin Atlanta Venture would have been approximately $0.8 million for the period from January 1, 2012 through the date of acquisition.

Long Beach Venture Disposition

Income from the Long Beach Venture of $1.8 million and less than $0.1 million are reflected in the historical consolidated statement of operations for the year ended December 31, 2012 and the three months ended March 31, 2013, respectively. We have reflected pro forma adjustments to exclude these earnings from our respective pro forma condensed consolidated statements of operations.

G.  Bargain Purchase Gain

A bargain purchase gain of $3.8 million is included in the historical statement of operations for the year ended December 31, 2012 related to our acquisition of Lake Arrowhead Resort and Spa. We have reflected a pro forma adjustment to exclude this transaction-related gain in our pro forma condensed consolidated statement of operations, as this is not expected to have a recurring impact on us.

H.  Interest Expense

2012 Acquisitions

The aggregate pro forma adjustment to interest expense related to our 2012 Acquisitions was $3.1 million for the year ended December 31, 2012.

2013 Acquisitions

The aggregate pro forma adjustment to interest expense related to our 2013 Acquisitions was $3.6 million and $0.5 million for the year ended December 31, 2012 and the three months ended March 31, 2013, respectively.

I.  Provision for Income Taxes

We have reflected pro forma adjustments related to each of our investments based upon estimated effective tax rates for each investment which take into account the fact that certain activities are taxable and other activities are pass-through items for income tax purposes. These pro forma adjustments reflect what the income tax provisions would have been had the investments been made on January 1, 2012. The following pro forma adjustments for the year ended December 31, 2012 and the three months ended March 31, 2013 represent incremental tax expense (benefit) that would have been incurred in addition to income tax presented in the historical financial statements, when applicable (in thousands):

Year Ended
December 31, 2012
2012 Acquisitions	$(101)
2013 Acquisitions	(449)
$(550)

Notes to Pro Forma Condensed Consolidated Financial Statements

Three Months Ended
March 31, 2013
2013 Acquisitions	$(72)
$(72)

J.  Loss (Income) Attributable to Noncontrolling Interests

The combined pro forma adjustments to loss (income) attributable to noncontrolling interest related to our 2012 Acquisitions was $(0.3) million for the year ended December 31, 2012.

No pro forma adjustment related to loss (income) attributable to noncontrolling interest is required for the three months ended March 31, 2013.

K.  Weighted Average Shares

The pro forma weighted average shares outstanding were determined as if the number of shares required to raise the funds used for each acquisition included in these pro forma condensed consolidated financial statements were issued on January 1, 2012.